UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) April 27, 2005
                                                        ----------------

                        INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-11165                            43-1470322
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       (Commission File Number)        (IRS Employer Identification No.)

              12 East Armour Boulevard
                Kansas City, Missouri                       64111
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      (Address of Principal Executive Offices)            (Zip Code)

                                 (815) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05         Costs Associated with Exit or Disposal Activities.

         On April 27, 2005, Interstate Bakeries Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference, announcing that it had committed to a plan, as part of its previously announced operational and financial restructuring and subject to bankruptcy court approval, to consolidate operations in its Florida Profit Center ("PC") by closing its bakery in Miami and consolidating routes, depots and thrift stores in Florida and Georgia, where it maintains regional facilities. The Company expects to complete the consolidation of the Florida PC by July 8, 2005. The closure is expected to affect approximately 600 workers.

         The Company's preliminary estimate of charges to be incurred in connection with the Florida PC consolidation is approximately $10 million, including approximately $2 million of severance charges, approximately $5 million of asset impairment charges, and approximately $2 million in other charges. IBC further estimates that approximately $5 million of such costs will result in future cash expenditures. In addition, the Company intends to spend approximately $1 million in capital expenditures and an additional $1 million in other accrued expenses to effect the consolidation.

Item 2.06         Material Impairments.

         The information reported in Item 2.05 "Costs Associated with Exit or Disposal Activities" is hereby incorporated by reference. The Company's preliminary estimate of non-cash asset impairment charges to be incurred in connection with the Florida PC consolidation is approximately $5 million. The charge relates primarily to write-downs of machinery and equipment to their estimated fair values.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

   99.1           Interstate Bakeries Corporation press release dated April 27,
                  2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005                         INTERSTATE BAKERIES
                                             CORPORATION


                                              By: /s/ Ronald B. Hutchison
                                                  -----------------------------
                                                  Ronald B. Hutchison
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
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99.1              Interstate Bakeries Corporation press release dated April 27,
                  2005.